UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 1, 2021 (February 25, 2021) Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30407 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into A Material Definitive Agreement

On February 25, 2021, the Company and Kenneth Minor entered into an Engagement Letter whereby Mr. Minor will serve in the capacity of Interim Chief Financial Officer. Pursuant to the terms of the Engagement Letter, effective March 1, 2021, and continuing until terminated by either party upon 30 days prior notice, or as otherwise set forth in the Engagement Letter, Mr. Minor will 1) serve as Interim Chief Financial Officer ("CFO"); 2) report to the Chief Executive Officer of the Company; 3) receive a payment of $2,000 per week for approximately 8-10 hours of service each week; 4) be reimbursed for any reasonable out-of-pocket expenses; 5) keep as confidential all non-public information received from the Company; and 6) be indemnified by the Company to the same extent as the most favorable indemnification extended to its other officers and directors; and 7) be covered under the Company’s Directors and Officers insurance policy. The foregoing description of Mr. Minor's Engagement Letter is qualified in all respects by reference to the full text of the Engagement Letter, which is incorporated by reference into this Item 1.01 by reference to Exhibit 10.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2021, the Company entered into the Engagement Letter referenced in Item 1.01. Reference is made to Section 1.01 for a description of the Engagement Letter which does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Engagement Letter which is incorporated by reference into this Item 5.02 by reference to Exhibit 10.1 to this report.

Effective March 1, 2021, Kelsy Boyd will no longer serve as Chief Financial Officer.

Item 8.01 Other Events.

On March 1, 2021, the Company issued a press release announcing the appointment of Ken Minor as Interim Chief Financial Officer. The full text of the press release is attached herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

10.1	Engagement Letter dated as of February 25, 2021 by and between Sonic Foundry, Inc. and Kenneth Minor
99.1	Text of press release dated March 1, 2021

EXHIBIT LIST

NUMBER                           DESCRIPTION

10.1	Engagement Letter dated as of February 25, 2021 by and between Sonic Foundry, Inc. and Kenneth Minor
99.1	Text of press release dated March 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

     March 1, 2021

By:	/s/ Joe Mozden, Jr.
By:	Joe Mozden, Jr.
Title:	Chief Executive Officer